                                J.P. MORGAN FUNDS

                         J.P. MORGAN INSTITUTIONAL FUNDS

                            J.P. MORGAN SERIES TRUST

                                MUTUAL FUND GROUP

                                MUTUAL FUND TRUST

                       MUTUAL FUND VARIABLE ANNUITY TRUST

                            MUTUAL FUND SELECT GROUP

                            MUTUAL FUND SELECT TRUST

                          MUTUAL FUND INVESTMENT TRUST

                       MUTUAL FUND MASTER INVESTMENT TRUST

                           GROWTH AND INCOME PORTFOLIO

                         FLEMING MUTUAL FUND GROUP, INC.

                                POWER OF ATTORNEY

     Fergus Reid, III, whose signature appears below, hereby constitutes and appoints George Gatch, David Wezdenko, Sharon Weinberg, Vickie Preston, Joseph Bertini and Judy Bartlett, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                       /s/ Fergus Reid, III
                                       ----------------------------------------
                                       Fergus Reid, III

Date: September 5, 2001

                                J.P. MORGAN FUNDS

                         J.P. MORGAN INSTITUTIONAL FUNDS

                            J.P. MORGAN SERIES TRUST

                                MUTUAL FUND GROUP

                                MUTUAL FUND TRUST

                       MUTUAL FUND VARIABLE ANNUITY TRUST

                            MUTUAL FUND SELECT GROUP

                            MUTUAL FUND SELECT TRUST

                          MUTUAL FUND INVESTMENT TRUST

                       MUTUAL FUND MASTER INVESTMENT TRUST

                           GROWTH AND INCOME PORTFOLIO

                         FLEMING MUTUAL FUND GROUP, INC.

                                POWER OF ATTORNEY

     William J. Armstrong, whose signature appears below, hereby constitutes and appoints George Gatch, David Wezdenko, Sharon Weinberg, Vickie Preston, Joseph Bertini and Judy Bartlett, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                               /s/W illiam J. Armstrong
                                               -------------------------------
                                               William J. Armstrong

Date:  September 5, 2001

                                J.P. MORGAN FUNDS

                         J.P. MORGAN INSTITUTIONAL FUNDS

                            J.P. MORGAN SERIES TRUST

                                MUTUAL FUND GROUP

                                MUTUAL FUND TRUST

                       MUTUAL FUND VARIABLE ANNUITY TRUST

                            MUTUAL FUND SELECT GROUP

                            MUTUAL FUND SELECT TRUST

                          MUTUAL FUND INVESTMENT TRUST

                       MUTUAL FUND MASTER INVESTMENT TRUST

                           GROWTH AND INCOME PORTFOLIO

                         FLEMING MUTUAL FUND GROUP, INC.

                                POWER OF ATTORNEY

     Roland R. Eppley, Jr., whose signature appears below, hereby constitutes and appoints George Gatch, David Wezdenko, Sharon Weinberg, Vickie Preston, Joseph Bertini and Judy Bartlett, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                               /s/ Roland R. Eppley, Jr.
                                               -------------------------------
                                               Roland R. Eppley, Jr.

Date:  September 5, 2001

                                J.P. MORGAN FUNDS

                         J.P. MORGAN INSTITUTIONAL FUNDS

                            J.P. MORGAN SERIES TRUST

                                MUTUAL FUND GROUP

                                MUTUAL FUND TRUST

                       MUTUAL FUND VARIABLE ANNUITY TRUST

                            MUTUAL FUND SELECT GROUP

                            MUTUAL FUND SELECT TRUST

                          MUTUAL FUND INVESTMENT TRUST

                       MUTUAL FUND MASTER INVESTMENT TRUST

                           GROWTH AND INCOME PORTFOLIO

                         FLEMING MUTUAL FUND GROUP, INC.

                                POWER OF ATTORNEY

     Ann Maynard Gray, whose signature appears below, hereby constitutes and appoints George Gatch, David Wezdenko, Sharon Weinberg, Vickie Preston, Joseph Bertini and Judy Bartlett, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                               /s/ Ann Maynard Gray
                                               -------------------------------
                                               Ann Maynard Gray

Date:  September 5, 2001

                                J.P. MORGAN FUNDS

                         J.P. MORGAN INSTITUTIONAL FUNDS

                            J.P. MORGAN SERIES TRUST

                                MUTUAL FUND GROUP

                                MUTUAL FUND TRUST

                       MUTUAL FUND VARIABLE ANNUITY TRUST

                            MUTUAL FUND SELECT GROUP

                            MUTUAL FUND SELECT TRUST

                          MUTUAL FUND INVESTMENT TRUST

                       MUTUAL FUND MASTER INVESTMENT TRUST

                           GROWTH AND INCOME PORTFOLIO

                         FLEMING MUTUAL FUND GROUP, INC.

                                POWER OF ATTORNEY

     Matthew Healey, whose signature appears below, hereby constitutes and appoints George Gatch, David Wezdenko, Sharon Weinberg, Vickie Preston, Joseph Bertini and Judy Bartlett, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                               /s/ Matthew Healey
                                               ------------------------------
                                               Matthew Healey

Date:  September 5, 2001

                                J.P. MORGAN FUNDS

                         J.P. MORGAN INSTITUTIONAL FUNDS

                            J.P. MORGAN SERIES TRUST

                                MUTUAL FUND GROUP

                                MUTUAL FUND TRUST

                       MUTUAL FUND VARIABLE ANNUITY TRUST

                            MUTUAL FUND SELECT GROUP

                            MUTUAL FUND SELECT TRUST

                          MUTUAL FUND INVESTMENT TRUST

                       MUTUAL FUND MASTER INVESTMENT TRUST

                           GROWTH AND INCOME PORTFOLIO

                         FLEMING MUTUAL FUND GROUP, INC.

                                POWER OF ATTORNEY

     James J. Schonbachler, whose signature appears below, hereby constitutes and appoints George Gatch, David Wezdenko, Sharon Weinberg, Vickie Preston, Joseph Bertini and Judy Bartlett, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                               /s/ James J. Schonbachler
                                               ------------------------
                                               James J. Schonbachler

Date:  September 5, 2001

                                J.P. MORGAN FUNDS

                         J.P. MORGAN INSTITUTIONAL FUNDS

                            J.P. MORGAN SERIES TRUST

                                MUTUAL FUND GROUP

                                MUTUAL FUND TRUST

                       MUTUAL FUND VARIABLE ANNUITY TRUST

                            MUTUAL FUND SELECT GROUP

                            MUTUAL FUND SELECT TRUST

                          MUTUAL FUND INVESTMENT TRUST

                       MUTUAL FUND MASTER INVESTMENT TRUST

                           GROWTH AND INCOME PORTFOLIO

                         FLEMING MUTUAL FUND GROUP, INC.

                                POWER OF ATTORNEY

     Leonard M. Spalding, Jr., whose signature appears below, hereby constitutes and appoints George Gatch, David Wezdenko, Sharon Weinberg, Vickie Preston, Joseph Bertini and Judy Bartlett, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                               /s/ Leonard M. Spalding, Jr.
                                               ------------------------------
                                               Leonard M. Spalding, Jr.

Date:  September 5, 2001

                                J.P. MORGAN FUNDS

                         J.P. MORGAN INSTITUTIONAL FUNDS

                            J.P. MORGAN SERIES TRUST

                                MUTUAL FUND GROUP

                                MUTUAL FUND TRUST

                       MUTUAL FUND VARIABLE ANNUITY TRUST

                            MUTUAL FUND SELECT GROUP

                            MUTUAL FUND SELECT TRUST

                          MUTUAL FUND INVESTMENT TRUST

                       MUTUAL FUND MASTER INVESTMENT TRUST

                           GROWTH AND INCOME PORTFOLIO

                         FLEMING MUTUAL FUND GROUP, INC.

                                POWER OF ATTORNEY

     H. Richard Vartabedian, whose signature appears below, hereby constitutes and appoints George Gatch, David Wezdenko, Sharon Weinberg, Vickie Preston, Joseph Bertini and Judy Bartlett, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                               /s/ H. Richard Vartabedian
                                               -------------------------------
                                               H. Richard Vartabedian

Date:  September 5, 2001

                                J.P. MORGAN FUNDS

                         J.P. MORGAN INSTITUTIONAL FUNDS

                            J.P. MORGAN SERIES TRUST

                                MUTUAL FUND GROUP

                                MUTUAL FUND TRUST

                       MUTUAL FUND VARIABLE ANNUITY TRUST

                            MUTUAL FUND SELECT GROUP

                            MUTUAL FUND SELECT TRUST

                          MUTUAL FUND INVESTMENT TRUST

                       MUTUAL FUND MASTER INVESTMENT TRUST

                           GROWTH AND INCOME PORTFOLIO

                         FLEMING MUTUAL FUND GROUP, INC.

                                POWER OF ATTORNEY

     George Gatch, whose signature appears below, hereby constitutes and appoints David Wezdenko, Sharon Weinberg, Vickie Preston, Joseph Bertini and Judy Bartlett, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                               /s/ George Gatch
                                               -------------------------------
                                               George Gatch

Date:  September 5, 2001

                                J.P. MORGAN FUNDS

                         J.P. MORGAN INSTITUTIONAL FUNDS

                            J.P. MORGAN SERIES TRUST

                                MUTUAL FUND GROUP

                                MUTUAL FUND TRUST

                       MUTUAL FUND VARIABLE ANNUITY TRUST

                            MUTUAL FUND SELECT GROUP

                            MUTUAL FUND SELECT TRUST

                          MUTUAL FUND INVESTMENT TRUST

                       MUTUAL FUND MASTER INVESTMENT TRUST

                           GROWTH AND INCOME PORTFOLIO

                         FLEMING MUTUAL FUND GROUP, INC.

                                POWER OF ATTORNEY

     David Wezdenko, whose signature appears below, hereby constitutes and appoints George Gatch, Sharon Weinberg, Vickie Preston, Joseph Bertini and Judy Bartlett, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                               /s/ David Wezdenko
                                               -------------------------------
                                               David Wezdenko

Date:  September 5, 2001